UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2010

IRONWOOD GOLD CORP.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7047 E. Greenway Parkway #250 Scottsdale, AZ	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  1-888-356-4942

Former name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The disclosure provided below in Item 5.02 of this report is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

On April 20, 2010, our board of directors approved our 2010 Equity Incentive Plan (the “2010 Plan”).  The full text of the 2010 Plan is included as Exhibit 10.1 to this Form 8-K.  The form of non-qualified stock option agreement is included as Exhibit 10.2 to this Form 8-K.

Purpose

The 2010 Plan is designed to attract, secure, motivate, reward, and retain our employees, directors, and consultants by providing such persons with incentives to expend their maximum effort as a result of their proprietary interest in our company’s success.

Awards

The terms of the 2010 Plan provide for the grant of non-qualified stock options, restricted stock, restricted stock units, and other stock related and performance awards.

Shares Available for Awards

The maximum number of shares of our common stock with respect to which awards may be granted under the 2010 Plan during a calendar year shall be limited, in the aggregate, to the number of shares of our common stock equal to ten percent of the number of outstanding shares of our common stock.

Administration

The 2010 Plan shall be administered by the compensation committee of our board of directors, or any other committee designated by our board of directors, or if no such committee is designated, our board of directors.

Eligibility

               The persons eligible to receive awards under the 2010 Plan consist of our employees, directors, and consultants.

Limitations

No award may be granted under the 2010 Plan after the tenth anniversary of the effective date of the 2010 Plan, but awards granted under the 2010 Plan may extend beyond that date.

Non-Qualified Stock Options

The plan administrator is authorized to grant non-qualified stock options.  The plan administrator determines the exercise price per share subject to an option; however, the per share exercise price of an option must not be less than the fair market value of a share of common stock on the grant date.

Amendments or Termination

Our board of directors or the compensation committee of our board of directors may terminate or discontinue the 2010 Plan at any time.

2

The description of the 2010 Plan in this Current Report on Form 8-K is intended to summarize the terms of the 2010 Plan and the non-qualified stock option agreement and does not purport to be a complete discussion of such terms.  You should review the 2010 Plan and the non-qualified stock option agreement in their entirety, and they are incorporated herein as Exhibits 10.1 and 10.2, respectively.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Ironwood Gold Corp. 2010 Equity Incentive Plan

10.2	Form of Non-Qualified Stock Option Agreement for 2010 Equity Incentive Plan

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD GOLD CORP.

Date: May 3, 2010	By:	/s/ Behzad Shayanfar
Behzad Shayanfar
Chief Executive Officer

4